Exhibit 10.1

INCREMENTAL ASSUMPTION AGREEMENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT
INCREMENTAL ASSUMPTION AGREEMENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of April 8, 2016 (this “Agreement”), by and among Coty Inc., a Delaware corporation (the “Parent Borrower”), Coty B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands and registered with the trade register of the Chamber of Commerce under number 37069236 (the “Dutch Borrower”), the other Loan Parties party hereto, the First Amendment Incremental Term Lenders (as defined below) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of October 27, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement” and, as amended by this Agreement, the “Credit Agreement”), by and among the Parent Borrower, the lenders from time to time party thereto and the Administrative Agent and Collateral Agent (capitalized terms used but not otherwise defined herein having the meanings provided in the Credit Agreement);
WHEREAS, the Parent Borrower, by this Agreement, hereby notifies the Administrative Agent pursuant to Section 2.20(a) of the Credit Agreement, the receipt of which is hereby acknowledged, of its request for additional term loan commitments in an aggregate principal amount of (i) €140,000,000 (the “First Amendment Term A EUR Loan Commitment” and the loans thereunder, the “First Amendment Term A EUR Loans”) and (ii) €325,000,000 (the “First Amendment Term B EUR Loan Commitment” (together with the First Amendment Term A EUR Loan Commitment, the “First Amendment Term Commitments” and the loans thereunder the “First Amendment Term B EUR Loans” (together with the First Amendment Term A EUR Loans, the “First Amendment Incremental Term Loans”)), in each case which shall be available on the Effective Date;
WHEREAS, the Parent Borrower and the Dutch Borrower desire that the Dutch Borrower become a Borrower solely with respect to the First Amendment Incremental Term Loans under the Credit Agreement, on a joint and several basis with the Parent Borrower;
WHEREAS, the Dutch Borrower will receive all proceeds of the First Amendment Incremental Term Loans and such proceeds will be used to refinance certain intercompany Indebtedness of the Dutch Borrower;
WHEREAS, it is intended by the Borrowers that the Dutch Borrower shall provide the funds to repay the First Amendment Incremental Term Loans;
WHEREAS, the Person or Persons holding a First Amendment Term A EUR Loan Commitment (the “First Amendment Incremental Term A Lender”) and/or a First Amendment Term B EUR Loan Commitment (the “First Amendment Incremental Term B Lender” and together with the First Amendment Incremental Term A Lender, the “First Amendment Incremental Term Lenders”) has or have agreed, subject to the terms and conditions set forth herein, to provide the First Amendment Incremental Term Loans and the First Amendment Incremental Term Lenders, the Parent Borrower and the Administrative Agent have agreed to make modifications to the Existing Credit Agreement to effect the terms of the First Amendment Incremental Term Loans as set forth below.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in their appropriate alphabetical order:
“First Amendment” shall mean that certain Amendment No. 1 to Credit Agreement, dated as of April 8, 2016, by and among the Parent Borrower, the Dutch Borrower (as defined therein), the other Loan Parties party thereto, the First Amendment Incremental Term Lenders (as defined therein) party thereto and the Administrative Agent.
“First Amendment Effective Date” shall mean the “Effective Date” under and as defined in the First Amendment.
(b)    The last sentence in the definition of “Term A Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
The aggregate amount of the Lenders’ Term A Commitments as of the First Amendment Effective Date is €140,000,000.
(c)    The definition of “Term A Loans” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Term A Loans” means a Loan made pursuant to clause (a) of Section 2.01 or an Incremental Term Loan designated as a Term A Loan.
(d)    The last sentence in the definition of “Term B EUR Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
The aggregate amount of the Lenders’ Term B EUR Commitments as of the First Amendment Effective Date is €325,000,000.
(e)    Article X is hereby amended by adding the following as Section 10.21:
Section 10.21 Recognition of EU Bail-In. (a)    Notwithstanding anything to the contrary in the Credit Agreement, any Loan Document thereunder or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising in connection with any Incremental Term Loans (or any Loan Document thereunder) contemplated by this Agreement, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
1.     the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

2.    the effects of any Bail-in Action on any such liability, including, if applicable:
i.    a reduction in full or in part or cancellation of any such liability;
ii.    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
iii.    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
(b)    As used in this Agreement, the following terms have the meanings specified below:
1.    “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
2.    “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
3.    “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;
4.    “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
5.    “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
6.    “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

7.    “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
SECTION 2.    First Amendment Incremental Term Loans. Subject to the satisfaction of the conditions set forth in Section 3 hereof:
(a)    First Amendment Term A Commitments. Each First Amendment Incremental Term A Lender hereby acknowledges and agrees that it has a First Amendment Term A EUR Commitment in the amount set forth next to its name on Schedule 2(a) attached hereto and agrees to make its pro rata share of the First Amendment Term A EUR Loans to the applicable Borrowers on the Effective Date. In accordance with the definition of “Incremental Amount” set forth in the Credit Agreement, the Parent Borrower hereby elects that the First Amendment Term A EUR Loans be incurred pursuant to clause (c) of such definition. The First Amendment Term A EUR Loans shall be part of the same Class as the Term A Loans under the Existing Credit Agreement, shall have identical terms (other than with respect to (x) the amortization schedule of the First Amendment Term A EUR Loans which shall be as set forth on Schedule A of the applicable Incremental Facility Activation Notice and (y) the currency in which such Loans are denominated) as the existing Term A Loans (including with respect to maturity date, Applicable Rate, mandatory prepayments and voluntary prepayments) and shall otherwise be subject to the provisions, including any provisions restricting the rights or regarding the obligations of the Loan Parties or any provisions regarding the rights of the Term A Lenders, of the Credit Agreement and the other Loan Documents. Notwithstanding anything herein or in any other Loan Document to the contrary, (i) the proceeds of the First Amendment Term A EUR Loans will be made available solely to and received solely by the Dutch Borrower, (ii) the Dutch Borrower will not, and will not have any obligation to, guarantee the Obligations of the Parent Borrower, the Guarantors or any other obligor under the Loan Documents and (iii) the Dutch Borrower will not, and will not have any obligation to, pledge or otherwise grant a Lien on any of its assets with respect to any of the Obligations (including with respect to the First Amendment Term A EUR Loans).
(b)    First Amendment Term B Commitments. Each First Amendment Incremental Term B Lender hereby acknowledges and agrees that it has a First Amendment Term B EUR Commitment in the amount set forth next to its name Schedule 2(b) attached hereto and agrees to make its pro rata share of the First Amendment Term B EUR Loans to the applicable Borrowers on the Effective Date. In accordance with the definition of “Incremental Amount” set forth in the Credit Agreement, the Parent Borrower hereby elects that the First Amendment Term B EUR Loans be incurred pursuant to clause (c) of such definition. The First Amendment Term B EUR Loans shall be part of the same Class as the Term B EUR Loans under the Existing Credit Agreement, shall have identical terms to the existing Term B EUR Loans (other than with respect to the amortization schedule of the First Amendment Term B EUR Loans which shall be as set forth on Schedule A of the applicable Incremental Facility Activation Notice) and shall otherwise be subject to the provisions, including any provisions restricting the rights or regarding the obligations of the Loan Parties or any provisions regarding the rights of the Term B Lenders, of the Credit Agreement and the other Loan Documents. Notwithstanding anything herein or in any other Loan Document to the contrary, (i) the proceeds of the First Amendment Term B EUR Loans will be made available solely to and received solely by the Dutch Borrower, (ii) the Dutch Borrower will not, and will not have any obligation to, guarantee the Obligations of the Parent Borrower, the Guarantors or any other obligor under the Loan

Documents and (iii) the Dutch Borrower will not, and will not have any obligation to, pledge or otherwise grant a Lien on any of its assets with respect to any of the Obligations (including with respect to the First Amendment Term B EUR Loans).
(c)    The parties hereto hereby agree that the First Amendment Incremental Term Lenders may, subject to the requirements of Section 10.04(c)(i) of the Credit Agreement, sell participations in all or a portion of such Incremental Term Lender’s rights and obligations under the Credit Agreement with respect to the First Amendment Incremental Term Loans; provided, that at any time it is a requirement of Dutch law on the date participations are sold to such Participant, that such Participant shall not be considered to be a part of the public within the meaning of the Financial Supervision Act, which requirement can be considered satisfied, in reliance upon the Explanatory Memorandum to the Implementation Act in respect of Directive 2013/36/EU and Regulation (EU) No 575/2013, until the competent authority publishes its interpretation of the term "public" (as referred to in article 4.1(1) of Regulation (EU) No 575/2013), if the amount borrowed is not less than EUR 100,000 or its equivalent in any other currency; provided, further, that any Assignee of First Amendment Incremental Term Loans shall, as a condition to the effectiveness of such Assignment, represent and warrant that it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender thereunder (including the requirements set forth in the first proviso to this clause (c)).
SECTION 3.    Effective Date Conditions. This Agreement will become effective on the date (the “Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms therein:
(a)    Executed Agreement. The Administrative Agent shall have received (x) a counterpart of this Agreement signed on behalf of (i) the Parent Borrower, the Dutch Borrower and each other Loan Party, (ii) the Administrative Agent and (iii) the First Amendment Incremental Term Lenders and (y) duly completed Incremental Facility Activation Notices with respect to the First Amendment Incremental Term Loans.
(b)    Legal Opinion. The Administrative Agent shall have received a written opinion (addressed to the Agents and the First Amendment Incremental Term Lenders and dated the Effective Date) of counsel for each Borrower covering such matters relating to such Borrower and the Loan Documents as of the Effective Date as are customary for financings of this type and to the extent requested by the Administrative Agent.
(c)    Corporate Authorization Documents. The Administrative Agent shall have received (i) a certificate of each of the Parent Borrower and the Dutch Borrower, dated the Effective Date and executed by a secretary, assistant secretary or other Responsible Officer thereof, which shall (A) certify that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation, formation or organization (including, if applicable, any certificates of incorporation on a change of name) of such Person certified by the relevant authority of its jurisdiction of organization or incorporation, (x) such certificate or articles of incorporation, formation or organization (including, if applicable, any certificates of incorporation on a change of name) of such Person attached thereto have not been amended (except as attached thereto) since the date reflected thereon, (y) attached thereto is a true and correct copy of the by-laws or operating, management, partnership or similar agreement of such Person, together with all amendments thereto as of the Effective Date and such by-laws or operating, management, partnership or similar agreement are in full force and effect and (z) attached thereto is a true and complete copy of the resolutions or written consent, as applicable, of its board of directors, board of managers, sole member, shareholders or other applicable governing body authorizing the execution and delivery of this Agreement, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (B) identify by name and title and bear the signatures of the officers, managers, directors or authorized signatories (including, if applicable, any attorneys) of such Person authorized to sign this Agreement on the Effective Date and (ii) a good standing (or equivalent) certificate as of a recent date for such Person from the relevant authority of its jurisdiction of organization (to the extent applicable). For the avoidance of doubt, the Parties agree that the documentation that is to be provided pursuant to this clause (c) shall include, with respect to the Dutch Borrower:

(i)	a copy of the deed of incorporation, the articles of association and an extract of the registration of the Dutch Borrower in the Trade Register of the Chamber of Commerce;

(ii)	a copy of the resolutions of the board of directors of the Dutch Borrower:

A.	approving the terms of, and the transactions contemplated by, the Loan Documents to which it is a party and resolving that it execute the Loan Documents to which it is a party;

B.	which includes a declaration by each managing director on conflict of interest (tegenstrijdig belang) within the meaning of Article 2:239(6) of the Dutch Civil Code; and

(iii)
either an unconditional positive works council advice (advies) and the related request for advice in respect of the transactions contemplated by the Loan Documents or a confirmation by the management board of the relevant Dutch Borrower that no works council (ondernemingsraad) having jurisdiction over the Dutch Borrower has been installed and no works council will be installed in the foreseeable future.

(d)    Closing Certificate. The Administrative Agent shall have received a certificate from a Responsible Officer of each of the Parent Borrower and the Dutch Borrower, certifying (i) the representations and warranties set forth herein and in the Loan Documents are true and correct in all material respects with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date; provided that any representation and warranty that is qualified as to materiality shall be true and correct in all respects (after giving effect to such qualification therein), (ii) at the time of and immediately after giving effect to the incurrence of the First Amendment Incremental Term Loans, no Default shall exist or result therefrom and (iii) that the Dutch Borrower does not have, nor is it required to establish a works council (ondernemingsraad) within the meaning of the Dutch Works Councils Act (Wet op de ondernemingsraden) nor has it received any request from its employees to install a works council.
(e)    Fees and Expenses. The Administrative Agent shall have or at the same time as drawing received all fees and expenses due and payable on or prior to the Effective Date, to the extent, in the case of expenses, invoiced at least three (3) Business Days prior to the Effective Date (or such shorter period reasonably agreed by the Parent Borrower), required to be paid on the Effective

Date (which amounts may be offset against the proceeds of the First Amendment Incremental Term Loans).
(f)    No Default. At the time of and immediately after giving effect to such Borrowing no Default shall exist or result therefrom.
(g)    Borrowing Request. The Administrative Agent shall have received a Borrowing Request in accordance with Section 2.03 of the Credit Agreement.
For purposes of determining compliance with the conditions specified in this Section 3, the First Amendment Incremental Term Lenders shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the First Amendment Incremental Term Lenders, unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from the First Amendment Incremental Term Lenders prior to the Effective Date specifying its objection thereto and, with respect to the First Amendment Incremental Term Loans, the First Amendment Incremental Term Lenders shall not have made available to the Administrative Agent the First Amendment Incremental Term Loans.
SECTION 4.    Representations and Warranties. By its execution of this Agreement, each Loan Party hereby represents and warrants that:
(a)    Organization; Powers. Each Borrower and each of its Restricted Subsidiaries (a) is validly existing under the laws of the jurisdiction of its organization or formation, except, in the case of a Restricted Subsidiary, where the failure to be so could not reasonably be expected to result in a Material Adverse Effect, (b) has all requisite power and authority to carry on its business as now conducted, except, in the case of a Restricted Subsidiary, where the failure to have such could not reasonably be expected to result in a Material Adverse Effect and (c) except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing (where relevant) in, its jurisdiction of organization or formation and every other jurisdiction where such qualification is required.
(b)    Authorization; Enforceability. Each Borrower and each Loan Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Loan Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party. This Agreement has been duly executed and delivered by the Borrowers party hereto, and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of such Borrower or such other Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, capital impairment, recognition of judgments, recognition of choice of law, enforcement of judgments or other similar laws or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinion delivered to the Administrative Agent in connection with the Loan Documents.
(c)    Governmental Approvals; No Conflicts. Governmental Approvals; No Conflicts. The execution, delivery and performance of the Loan Documents: (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except

(i) such as have been obtained or made and are in full force and effect, (ii) filings necessary to perfect Liens created under the Loan Documents and (iii) for consents, approvals, registrations, filing or other actions, the failure of which to obtain or make would not necessarily be expected to have, individually or in the aggregate, a Material Adverse Effect, (b) will not violate (i) any applicable Law or regulation or (ii) in any material respect, the charter, by-laws or other organizational documents of such Borrower or any of its Restricted Subsidiaries or any order of any Governmental Authority binding on such Person, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Parent Borrower or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Parent Borrower or any of its Restricted Subsidiaries, and (d) will not result in the creation or imposition of any material Lien on any asset of the Parent Borrower or any of its Restricted Subsidiaries, except Liens created under and Liens permitted by the Loan Documents, and except to the extent such violation or default referred to in clause (b)(i) or (c) above could not reasonably be expected to result in a Material Adverse Effect.
SECTION 5.    Use of Proceeds. The Dutch Borrower covenants and agrees that it will use the proceeds of the First Amendment Incremental Term Loans to refinance certain intercompany Indebtedness of the Dutch Borrower outstanding on the Effective Date.
SECTION 6.    Reference to and Effect on Loan Documents; Reaffirmation of the Loan Parties.
(a)    On and after the effectiveness of this Agreement, (i) each reference in the Credit Agreement and the other Loan Documents to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as specifically amended by this Agreement and (ii) each reference to a “Term A Loan”, “Term B Loan”, “Term Loan”, “Term A Commitment”, “Term B Commitment” or “Term Commitment” shall be deemed to include the First Amendment Incremental Term Loans and First Amendment Term Commitments, as applicable, and all other related terms will have correlative meanings mutatis mutandis.
(b)    Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.
SECTION 7.    Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as permitted by Section 10.02 of the Credit Agreement.
SECTION 8.    Entire Agreement. This Agreement, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent, the Collateral Agent or the Arrangers embody the final, entire agreement among the parties relating to the subject matter hereof and supersede any and all previous commitments, agreements, representations and understandings, whether oral or written, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no unwritten oral agreements among the parties hereto.
SECTION 9.    GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
SECTION 10.    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 11.    Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 3, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page of this Agreement by email or other electronic means (including a “.pdf” or “.tif” file) shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 12.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.
SECTION 13.    Loan Document. On and after the Effective Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Agreement may be amended or waived solely by the parties hereto as set forth in Section 7 above).
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

COTY INC.

By:	/s/ Jules P. Kaufman
Name:	Jules P. Kaufman
Title:	Senior Vice President, General Counsel and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

COTY B.V.

By:	/s/ Cornelia Kesseler
Name:	Cornelia Kesseler
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

PHILOSOPHY, INC.

By:	/s/ Eric Breitman
Name:	Eric Breitman
Title:	Assistant Secretary

CALVIN KLEIN COSMETIC CORPORATION

By:	/s/ Jules P. Kaufman
Name:	Jules P. Kaufman
Title:	Senior Vice President, General Counsel and Secretary

COTY PRESTIGE TRAVEL RETAIL AND EXPORT LLC

By:	/s/ Jules P. Kaufman
Name:	Jules P. Kaufman
Title:	Vice President and Secretary

COTY US LLC

By:	/s/ Jules P. Kaufman
Name:	Jules P. Kaufman
Title:	Vice President and Secretary

DLI INTERNATIONAL HOLDING II CORP.

By:	/s/ Jules P. Kaufman
Name:	Jules P. Kaufman
Title:	Senior Vice President, General Counsel and Secretary

GREEN ACQUISITION SUB INC.

By:	/s/ Jules P. Kaufman
Name:	Jules P. Kaufman
Title:	President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

RIMMEL INC.

By:	/s/ Jules P. Kaufman
Name:	Jules P. Kaufman
Title:	Vice President and Secretary

DLI INTERNATIONAL HOLDING I LLC

By:	/s/ Jules P. Kaufman
Name:	Jules P. Kaufman
Title:	Senior Vice President, General Counsel and Secretary

O P I PRODUCTS, INC.

By:	/s/ Patrice de Talhouët
Name:	Patrice de Talhouët
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Tony Yung
Name:	Tony Yung
Title:	Executive Director

[Signature Page to Incremental Assumption Agreement and Amendment No. 1 To Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as First Amendment Incremental Term A Lender

By:	/s/ Tony Yung
Name:	Tony Yung
Title:	Executive Director

[Signature Page to Incremental Assumption Agreement and Amendment No. 1 To Credit Agreement]

BANK OF AMERICA, N.A.,
Incremental Term A Lender

By:	/s/ J. Casey Cosgrove
Name:	J. Casey Cosgrove
Title:	Director

[Signature Page to Incremental Assumption Agreement and Amendment No. 1 To Credit Agreement]

MORGAN STANLEY BANK, N.A.,
as First Amendment Incremental Term A

By:	/s/ Brenda MacBride
Name:	Brenda MacBride
Title:	Authorized Signatory

[Signature Page to Incremental Assumption Agreement and Amendment No. 1 To Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as First Amendment Incremental Term A Lender

By:	/s/ Adrienne Young
Name:	Adrienne Young
Title:	Vice-President

[Signature Page to Incremental Assumption Agreement and Amendment No. 1 To Credit Agreement]

UNICREDIT BANK AG, NEW YORK BRANCH, as
First Amendment Incremental Term A Lender

By:	/s/ Fabio Della Malva
Name:	Fabio Della Malva
Title:	Director

By:	/s/ Elaine Tung
Name:	Elaine Tung
Title:	Director

[Signature Page to Incremental Assumption Agreement and Amendment No. 1 To Credit Agreement]

CITIBANK, NA., LONDON BRANCH,
as First Amendment Incremental Term A Lender

By:	/s/ Anthony V. Pantina
Name:	Anthony V Pantina
Title:	Vice President

[Signature Page to Incremental Assumption Agreement and Amendment No. 1 To Credit Agreement]

BANCO SANTANDER, S.A., Paris Branch,
as First Amendment Incremental Term A Lender

By:	/s/ Itziar Letamendi
Name:	Itziar Letamendi
Title:	Managing Director

By:	/s/ Javier Muntañola
Name:	Javier Muntañola
Title:	Vice President

[Signature Page to Incremental Assumption Agreement and Amendment No. 1 To Credit Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, LONDON BRANCH, as First
Amendment Incremental Term A Lender

By:	/s/ Franck Valette
Name:	Franck Valette
Title:	Authorized Signatory

By:	/s/ James Waters
Name:	James Waters
Title:

[Signature Page to Incremental Assumption Agreement and Amendment No. 1 To Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as First Amendment Incremental Term B Lender

By:	/s/ Tony Yung
Name:	Tony Yung
Title:	Executive Director

[Signature Page to Incremental Assumption Agreement and Amendment No. 1 To Credit Agreement]

Schedule 2(a)
First Amendment Term A EUR Loan Commitments

First Amendment Incremental Term A Lender	First Amendment Term A EUR Loan Commitment
JPMORGAN CHASE BANK, N.A.	€20,000,000.00
BANK OF AMERICA, N.A.	€20,000,000.00
MORGAN STANLEY SENIOR FUNDING, INC.	€20,000,000.00
UNICREDIT BANK AG, NEW YORK BRANCH	€35,000,000.00
CITIBANK, NA. LONDON BRANCH	€25,000,000.00
BANCO SANTANDER, S.A., PARIS BRANCH	€10,000,000.00
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, LONDON BRANCH	€10,000,000.00
TOTAL	€140,000,000.00

[Signature Page to Incremental Assumption Agreement and Amendment No. 1 To Credit Agreement]

Schedule 2(b)
First Amendment Term B EUR Loan Commitments

First Amendment Incremental Term B Lender	First Amendment Term B EUR Loan Commitment
JPMORGAN CHASE BANK, N.A.	€325,000,000.00
TOTAL	€325,000,000.00